NETSMART TECHNOLOGIES, INC.
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                   2001 Long-Term Incentive Plan (as amended)


1.   Purpose; Definitions.

     The purpose of the Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan (the "Plan") is to enable Netsmart Technologies, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Affiliate" means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

     (d) "Cause" means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or, if the participant has an employment agreement with the Company, a Subsidiary or Affiliate, an event which constitutes "cause" as defined in such employment agreement.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (f) "Commission" means the Securities and Exchange Commission or any successor thereto.

     (g) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

     (h) "Company" means Netsmart Technologies, Inc., a Delaware corporation, or any successor corporation.

     (i) "Deferred Stock" means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

     (j)   "Disability"   means   disability  as  determined   under  procedures
established by the Committee for purposes of the Plan.

     (k) "Early Retirement" means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

     (m) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

     (n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

     (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Non-Employee Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate.

     (p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

     (r) "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

     (s) "Plan" means this Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan, as hereinafter amended from time to time.

     (t) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

     (u) "Retirement" means Normal Retirement or Early Retirement.

     (v) "Stock" means the Common Stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

     (w) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Paragraph 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

     (x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

     (y) "Stock  Purchase  Right" means the right to purchase  Stock pursuant to
Section 9 of the Plan.

     (z) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

     In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Paragraphs 11(b), (c) and (d) of the Plan.

2. Administration.

     (a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors.

     (b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan:
Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

          (i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

          (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

          (v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Paragraph 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

          (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

          (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

          (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

          (ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

     (c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

     (d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3. Stock Subject to Plan.

     (a) The total number of shares of Stock reserved and available for distribution under the Plan shall be one million three hundred fifty thousand (1,350,000) shares of Common Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

     (b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4. Eligibility.

     (a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of the Plan, Non-Employee Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

     (b) On each April 1 of each year, commencing April 1, 2002, each person who is a Non-Employee Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date); provided, however, that with respect to the automatic grant on April 1, 2002, in the event that the Plan shall not have been approved by stockholders on or prior to April 1, 2002, the automatic option grant in 2002 shall be granted on the date that the Plan is approved by stockholders. On April 1 of each year commencing April 1, 2004, each Non-Employee Director serving on such date shall automatically be granted a Non-Qualified Stock Option to purchase six thousand (6,000) shares of common stock; provided, that each person who is a Non-Employee Director who is serving as Chairman of the Corporation's Audit Committee or Compensation Committee shall automatically be granted a Non-Qualified Stock Option to purchase seven thousand five hundred (7,500) shares of Common Stock; provided, further, that if one person shall be serving as Chairman of both the Audit Committee and Compensation Committee he shall receive an option to purchase an aggregate seven thousand five hundred (7,500) shares of Common Stock. In the event that there shall not be sufficient shares of Common Stock available for grant on any such date, each Non-Employee Director shall receive an option for such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date and upon the date of the approval by stockholders of any amendment to this Plan increasing the number of shares reserved hereunder to an amount sufficient to enable such grant, each Non-Employee Director shall receive a grant for an option to purchase the number of shares which he would have received but for such insufficiency, after deducting any shares previously granted to him on April 1 of such year. Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Common Stock. The Non-Qualified Stock Options granted pursuant to this Paragraph 4(b) and pursuant to Paragraph 4(c) of the Plan shall become exercisable as to all of the shares subject thereto six (6) months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Non-Employee Director ceases to be a director if such Non-Employee Director ceases to be a director other than as a result of his death or Disability. The provisions of this Paragraph 4(b) and said Paragraph 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

          (c) If any Non-Employee Director is first elected to the board subsequent to April 1 or any year, commencing April 1, 2004, such person shall automatically be granted a Non-Qualified Stock Option to purchase six thousand (6,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors who are elected as directors at such date).

5. Stock Options.

     (a)  Administration.  Stock Options may be granted alone, in addition to or
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in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

     (b) Option Grants.  Options  granted under the Plan shall be subject to the
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following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

          (i)  Option  Price.  The option  price per share of Stock  purchasable
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under a Stock Option shall be determined by the Committee at the time of grant. Outstanding stock options shall not be repriced without stockholder approval.

          (ii) Option Term.  The term of each Stock Option shall be fixed by the
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Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

          (iii) Exercisability.  Stock Options shall be exercisable at such time
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or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.
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               (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

               (B) If payment of the option  exercise  price of a  Non-Qualified
Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

               (C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

               (D) Subject to Paragraph 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 14(a) of the Plan.

          (v)   Non-Transferability   of  Options.  No  Stock  Option  shall  be
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transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (vi) Termination by Death.  Subject to Paragraph  5(b)(ix) of the Plan
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with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (vii)  Termination by Reason of Disability or  Retirement.  Subject to
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Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (viii) Other Termination. Unless otherwise determined by the Committee
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(or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

          (ix) Incentive Stock Options.
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               (A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

               (B) To the extent required for "incentive stock option" status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

               (C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

               (I) If (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

               (II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          (x)  Settlement  Provisions.  If the option  agreement  so provides at
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grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6. Stock Appreciation Rights.

     (a) Grant and Exercise.
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          (i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

          (ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

          (iii) A Stock Appreciation Right may be exercised by an optionee, subject to Paragraph 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Paragraph 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and  Conditions.  Stock  Appreciation  Rights shall be subject to
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such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

          (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Paragraph 5(b)(v) of the Plan.

          (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

          (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

     (a) Administration.  Shares of Restricted Stock may be issued either alone,
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in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Paragraph 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates.
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          (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

          (ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

          (iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Paragraph 7(b)(ii).

          (iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

     (c)  Restrictions  and Conditions.  The shares of Restricted  Stock awarded
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pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph 7(c)(ii) and Paragraph 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Paragraph 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

     (d) Minimum Value Provisions. In order to better ensure that award payments
         ------------------------
actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

     (a) Administration. Deferred Stock may be awarded either alone, in addition
         --------------
to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Paragraph 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  The shares of Deferred Stock awarded pursuant to
         --------------------
this Section 8 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Paragraph 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

          (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

          (iii)  Subject  to the  provisions  of the  award  agreement  and this
Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

          (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

          (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

          (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

     (c) Minimum Value Provisions. In order to better ensure that award payments
         ------------------------
actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


9. Stock Purchase Rights.

     (a)  Awards  and   Administration.   The  Committee   may  grant   eligible
          ----------------------------
participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

          (i) at its Fair Market Value on the date of grant;

          (ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

          (iii) at an amount  equal to Book  Value on such  date;  or

          (iv) at an amount equal to the par value of such Stock on such date.

     The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

     (b)  Exercisability.  Stock Purchase  Rights shall generally be exercisable
          --------------
for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Paragraph 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.
    --------------

          (i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

          (ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions.  Other  Stock-Based  Awards made pursuant to this
         --------------------
Section 10 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

          (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

          (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

          (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

          (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

          (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11. Change in Control Provisions.

     (a) Impact of Event.  In the event of a "Change in  Control," as defined in
         ---------------
Paragraph 11(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

          (i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders; provided, however, that if such stockholder approval shall not have been obtained prior to a Change of Control or a Potential Change of Control, any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders.

          (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Paragraphs 11(a)(i) and (ii) of the
Plan), shall be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Paragraph 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

     (b)  Definition of "Change in Control." For purposes of Paragraph  11(a) of
          --------------------------------
the Plan, a "Change in Control" means the happening of any of the following:

          (i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

          (ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 11(b)(ii); or

          (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

     (c) Definition of Potential Change in Control. For purposes of Paragraph 11(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

          (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

          (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

     (d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 11(a)(iii).

12. Amendments and Termination.

     (a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

     (b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent nor shall the
Committee be permitted to reprice any outstanding Stock Option without shareholder approval.

     (c) Subject to the provisions of Paragraphs 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13. Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

14. General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15. Effective Date of Plan.

     The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.  Term of Plan.

     Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.